UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 10, 2008

Dynamic Materials Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5405 Spine Road
Boulder, Colorado  80301
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02                              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the approval of the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Dynamic Materials Corporation (the “Company”), on December 10, 2008 shares of restricted stock were granted under the 2006 Stock Incentive Plan (the “Plan”) to the executive officers and employee directors of the Company set forth below, subject to the terms of the Plan and the award agreement.  The form of award agreement is incorporated herein by reference.  The shares of restricted stock granted to these executive officers and employee directors vest in one-third increments on the first, second and third anniversary of the grant.  The restricted shares held by such persons will vest immediately upon termination without cause, retirement, death or disability; however, the person will forfeit such shares upon his resignation or termination for cause (as defined in the award agreement).

Name	Title	Stock Granted

Yvon Cariou	President and Chief Executive Officer and Director	25,000

Rick Santa	Senior Vice President, Chief Financial Officer and Secretary	10,000

John Banker	Senior Vice President, Customers and Technology, Clad Metal Division	10,000

Rolf Rospek	Director and Chief Executive of the DYNAenergetics oilfield products business	7,000

At the recommendation of the Compensation Committee, on December 10, 2008, the Board of Directors of the Company agreed to amend and extend the existing employment agreements of each of Messrs. Cariou, Santa and Banker for an additional one year term, ending December 31, 2009.  Pursuant to the amendments, the executive officers’ annual salaries will each increase by 3.5%, giving Mr. Cariou an annual salary for 2009 of $455,400 and 2009 annual salaries to each of Messrs. Santa and Banker of $284,625.

The amendments to the three employment agreements also decrease the percentage at which the non-discretionary bonus will accrue after certain benchmarks are met.  For the fiscal year ending December 31, 2009, Mr. Cariou’s non-discretionary bonus will be an amount equal to (a) 2.5% of the Company’s 2009 net income until such time as this amount equals 175% of his base salary for 2009, plus (b) 1.0% of the Company’s 2009 net income thereafter.  Each of Mr. Santa’s and Mr. Banker’s non-discretionary bonuses will be an amount equal to (x) 1.0% of the Company’s net income for 2009 until such amount reaches 125% of their respective 2009 base salaries, plus (y) an amount equal to 0.5% of the Company’s net income thereafter.

The other terms of the executive officers’ employment agreements remain unchanged by the amendment.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

Item 10.01	Form of Award Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 6, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC MATERIALS CORPORATION

Dated: December 12, 2008	By:	/s/ Richard A. Santa
Richard A. Santa
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Item 10.01	Form of Award Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 6, 2007).